Exhibit 99.1


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                                  News Release

            Brooke Corporation and First American Capital Corporation
                            Close Stock Transaction

OVERLAND PARK, Kan. and TOPEKA, Kan., Dec. 8, 2006 - Brooke Corporation (Nasdaq:BXXX), and First American Capital Corporation today announced the closing of Brooke's acquisition of approximately 46.8 percent of FACC's outstanding common stock and a warrant to purchase additional FACC common stock that, when exercised, will increase Brooke's aggregate ownership to approximately 55 percent of FACC common stock on a fully diluted basis. Brooke paid $2,552,182 in cash for the stock and warrant, and will pay an additional $447,818 to FACC upon exercise of the warrant, for total cash consideration of $3 million. The definitive agreement between the parties also requires Brooke to pay up to $6 million in additional consideration to FACC should First Life Brokerage Inc., a wholly owned FACC subsidiary, not meet a three-year, $6 million pretax profit goal in accordance with a schedule set forth therein. First Life Brokerage will now operate a managing general agent loan brokerage business with support and assistance from the brokerage subsidiary of Brooke.

"We are excited to have closed this transaction in order to begin our offer of life insurance and annuity products though an expanded network of agents and brokers that will include Brooke's independent franchisees," said Robert Orr, Brooke Corporation's chief executive officer. "We look forward to working with the First American team and our franchisees to provide more innovative, high-quality products and services to more customers."

"Brooke's distribution network, Internet-based management system and support services will allow us to focus on enhancing premium growth, product offerings and customer service," said John Van Engelen, chief executive officer of FACC. "We appreciate this opportunity to work with Brooke to grow our life insurance business and the managing general agent loan brokerage business that Brooke developed and First Life Brokerage will now operate."

The closing occurred after the Kansas Insurance Department approved Brooke's acquisition of control of First Life America Corporation, FACC's wholly owned life insurance subsidiary, and the satisfaction of other closing conditions.

The warrant acquired by Brooke at closing becomes exercisable after FACC's Articles of Incorporation are amended by its shareholders to increase its authorized shares of common stock to 25 million shares and its authorized shares of preferred stock to 1,550,000 shares. The amendment will also reduce the common stock's par value per share from $0.10 to $0.01. A special meeting of FACC shareholders is expected to be held in January 2007, following issuance of a notice of the meeting and an information statement related to the meeting. Executed proxies representing a majority of FACC shares and directing votes in favor of the proposals to be submitted at the special meeting were delivered at closing. Brooke expects to exercise the warrant as soon as practicable after the amendment becomes effective.

Pursuant to the agreements, FACC shareholders will also be asked to approve at the special meeting a 3-for-1 reverse stock split by which each three shares of outstanding common stock will be reverse split into one share of common stock. The reverse split is expected to occur after Brooke's exercise of the warrant in 2007. In addition, Brooke and FACC have agreed to seek listing of the FACC common stock on the American Stock Exchange or the Nasdaq Capital Market. Further, Brooke and FACC have agreed that, subject to adjustment, up to $500,000 of FACC's net cash proceeds from the transaction will be used to repurchase shares of FACC stock through a modified Dutch auction tender offer, to be commenced within three months after the closing.

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FACC intends to use remaining net cash proceeds from the transaction and profits realized by First Life Brokerage from its new loan brokerage business to fund the expansion of the life insurance business of First Life America and the brokerage business of First Life Brokerage, and for general corporate purposes.

Among other things, the agreements also provide for the provision by Brooke of certain human resources, accounting, compliance, communications and administrative support services to FACC in exchange for a fee; Brooke's limited support of FACC's capital plan for three years after closing; certain limitations on Brooke's ability to transfer its FACC common stock during that three-year period; and the formation of a committee of independent directors of FACC's Board of Directors for a limited term to approve or disapprove certain specified types of actions and transactions.

ABOUT BROOKE CORPORATION...Brooke Corporation is listed on the Nasdaq Global Market under the symbol "BXXX". Brooke Corporation is a holding company with three operating subsidiaries. Brooke Franchise Corporation is a subsidiary that distributes insurance and financial services through a network of over 700 franchise locations. Brooke Credit Corporation is a subsidiary that originates loans to insurance agencies and other businesses that sell insurance or financial services, including Brooke franchisees. Brooke Brokerage Corporation is a subsidiary that brokers hard-to-place insurance and offers other services that complement the standard property and casualty insurance polices Brooke franchisees typically sell. For more information, go to http://www.brookecorp.com.

ABOUT FIRST AMERICAN CAPITAL CORPORATION... First American Capital Corporation is a Topeka, Kansas based financial services company founded in 1997. It is the parent company of First Life America Corporation, which sells innovative customer-driven life insurance and annuity products in eight states throughout the Midwest and First Life Brokerage, Inc., which brokers life, health, disability and annuity products underwritten by insurance companies other than First Life America, as well as loans for general insurance agencies specializing in hard-to-place insurance sales.

CONTACT...   Anita   Larson,   Brooke   Corporation,   larsa@brookecorp.com   or
913-661-0123   or  Harland   Priddle,   First  American   Capital   Corporation,
hpriddle@firstlifecorp.com or 866-211-0811.

This press release contains forward-looking statements. All forward-looking statements involve risks and uncertainties, and several factors could cause actual results to differ materially from those in the forward-looking statements. The following factors, among others, could cause actual results to differ from those indicated in the forward-looking statements: the uncertainty that plans relating to the relationship between Brooke Corporation and First American Capital Corporation and the transaction will be successfully implemented, the uncertainty that the parties to the transaction will be successful in listing First American Capital Corporation's common stock on a national stock exchange, uncertainties associated with the use of proceeds from this transaction or any profits generated from business operations, the uncertainty as to the effect of the transaction on the companies' respective earnings, the uncertainty that Brooke Corporation or First American Capital Corporation will achieve short-term and long-term profitability and growth goals, uncertainties associated with market acceptance of and demand for the products and services of Brooke Corporation or First American Capital Corporation, the impact of competitive products and pricing, the dependence by the parties to the transaction on third-party suppliers and their pricing, the ability of the parties to the transaction to meet product demand, the availability of capital and funding sources, the exposure to market risks, uncertainties associated with the development of technology, changes in the law and in economic, political and regulatory environments, changes in management, the dependence on intellectual property rights, the effectiveness of internal controls, and risks and factors described from time to time in reports and registration statements filed by Brooke Corporation and/ or First American Capital Corporation with the Securities and Exchange Commission. More complete descriptions of the businesses of Brooke Corporation and First American Capital

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Corporation  are  provided in their most recent  annual,  quarterly  and current
reports,   which  are  available  from  the  companies   without  charge  or  at
www.sec.gov.

WITH RESPECT TO THE PROPOSED ISSUER TENDER OFFER FOR FIRST AMERICAN CAPITAL CORPORATION (FACC) COMMON STOCK DESCRIBED ABOVE, THIS PRESS RELEASE IS FOR INFORMATIONAL PURPOSES ONLY AND IS NOT AN OFFER TO BUY OR THE SOLICITATION OF AN OFFER TO SELL ANY SECURITIES OF FACC. THE SOLICITATION AND THE OFFER TO BUY SHARES OF FACC COMMON STOCK WILL BE MADE ONLY PURSUANT TO AN OFFER TO PURCHASE AND RELATED MATERIALS THAT FACC INTENDS TO FILE WITH THE SECURITIES AND EXCHANGE COMMISSION. FACC STOCKHOLDERS AND OTHER INVESTORS SHOULD READ THESE MATERIALS CAREFULLY BECAUSE THEY CONTAIN IMPORTANT INFORMATION, INCLUDING THE TERMS AND CONDITIONS OF THE OFFER. ONCE FILED, FACC STOCKHOLDERS AND OTHER INVESTORS WILL BE ABLE TO OBTAIN COPIES OF THE TENDER OFFER STATEMENT ON SCHEDULE "TO," THE OFFER TO PURCHASE AND RELATED DOCUMENTS WITHOUT CHARGE FROM THE SECURITIES AND EXCHANGE COMMISSION THROUGH THE COMMISSION'S WEBSITE AT www.sec.gov. FACC STOCKHOLDERS AND OTHER INVESTORS ARE URGED TO READ CAREFULLY THOSE MATERIALS PRIOR TO MAKING ANY DECISIONS WITH RESPECT TO THE PROPOSED OFFER.